                                                                  EXHIBIT (a)(4)

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                                       OF

                                ITT CORPORATION

     This form or a facsimile hereof must be used to accept the Offer (as defined below) if:

          (a) certificates for shares of Common Stock, no par value (the "Common Stock"), together with the associated preferred share purchase rights (the "Rights" and, together with the Common Stock, the "Shares"), of ITT Corporation, a Nevada corporation (the "Company"), are not immediately available; or

          (b) the procedure for book-entry transfer (set forth in Section 2 under "The Tender Offer" in the Company's Offer to Purchase dated July 17, 1997 (the "Offer to Purchase")), cannot be followed on a timely basis; or

          (c) time will not permit the Letter of Transmittal and all other required documents to be delivered to the depositary (the "Depositary") for the Offer before the Expiration Date (as defined in Section 1 under "The Tender Offer" in the Offer to Purchase).

     This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Depositary. See Section 2 under "The Tender Offer" in the Offer to Purchase.

                         To: CITIBANK, N.A., Depositary

          By Mail:                      By Courier:                       By Hand:
       CITICORP DATA                   CITICORP DATA                   CITIBANK, N.A.
     DISTRIBUTION, INC.              DISTRIBUTION, INC.               111 Wall Street
       P.O. Box 7072                  404 Sette Drive                 Broker Services
 Paramus, New Jersey 07653       Paramus, New Jersey 07652               5th Floor
                                                                     New York, New York

                           By Facsimile Transmission:
                                 (201) 262-3240
                        (For Eligible Institutions only)
                             To Confirm Receipt of
                         Notice of Guaranteed Delivery:
                                 (800) 422-2077

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" (as defined in Section 2 under "The Tender Offer" in the Offer to Purchase) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, at a price of $70.00 per Share (or such other price set forth in an amendment to the Offer referred to below), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, ____________ Shares pursuant to the guaranteed delivery procedure set forth in
Section 2 under "The Tender Offer" in the Offer to Purchase.

----------------------------------------------   ----------------------------------------------
 Number of Shares tendered:                                        SIGN HERE

 ---------------------------------------------   ----------------------------------------------
                                                                 (SIGNATURE(S))
 Certificate Nos. (if available):

 ---------------------------------------------   ----------------------------------------------
                                                                 (SIGNATURE(S))
 If Shares will be delivered by book-entry
   transfer:                                     ----------------------------------------------
                                                            (NAME(S)) (PLEASE PRINT)

 Name of Tendering
   Institution:
   ---------------------------------------       ----------------------------------------------
                                                                   (ADDRESS)

 ---------------------------------------------   ----------------------------------------------
                                                                   (ZIP CODE)

 Account No.
   -------------------------------------------
   at                                            ----------------------------------------------
                                                         (AREA CODE AND TELEPHONE NO.)
 [ ] The Depositary Trust Company
 [ ] Philadelphia Depository Trust Company
----------------------------------------------   ----------------------------------------------

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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, an "Eligible Institution," guarantees that (a) the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) such tender of Shares complies with Rule 14e-4 and (c) the Depositary will receive either the stock certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company, in any such case together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other required documents, all within three New York Stock Exchange trading days after the date of execution of this notice.

Name of Firm:
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Authorized Signature:
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Name:
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Title:
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Address:
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Zip Code:
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Area Code and Telephone Number:
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Date:
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                DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.
                  SHARE CERTIFICATES SHOULD BE SENT WITH YOUR
                             LETTER OF TRANSMITTAL

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